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                                                                EXHIBIT 10.9(b)


                       CONSOLIDATED CONTAINER HOLDINGS LLC
                              UNIT OPTION AGREEMENT


       THIS AGREEMENT (the "AGREEMENT"), effective as of July 1, 1999, is made and entered into by and between Consolidated Container Holdings
           LLC, a Delaware limited liability company (the "COMPANY"), and ___________ (the "PARTICIPANT").

                              W I T N E S S E T H:

         WHEREAS, the Company has implemented the Consolidated Container Holdings LLC 1999 Unit Option Plan (the "PLAN"), which provides for the grant of options to selected officers, key employees, and consultants of the Company or its Subsidiaries to purchase Units of the Company;

         WHEREAS, the committee that administers the Plan (the "COMMITTEE") has selected the Participant to participate in the Plan and has awarded the Unit option herein described (the "OPTION") to the Participant; and

         WHEREAS, the parties hereto desire to evidence in writing the terms and conditions of the Option.

         NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements herein contained, and as an inducement to the Participant to continue as an employee of the Company or its Subsidiary and/or to promote the success of the business of the Company and its Subsidiaries, the parties hereby agree as follows:

         1. GRANT OF OPTION. The Company hereby grants to the Participant, upon the terms and subject to the conditions, limitations and restrictions set forth in the Plan and in this Agreement, the Option to acquire __________ Units, at an exercise price per Unit of $____, effective as of the date of this Agreement (the "AWARD DATE"). The Participant hereby accepts the Option from the Company.

         2. VESTING. Twenty (20) percent of the Units subject to the Option shall vest on each anniversary of the Award Date while the Participant is employed (or if the Participant dies or suffers a disability while employed, as of the anniversary next following such death or disability); PROVIDED, HOWEVER, the Option shall immediately vest in full as to all Units subject hereto upon any Sale of the Company; PROVIDED, FURTHER, that the Option shall also vest up to such number of Units subject hereto as are necessary to permit the Participant to participate in any sale of Units in which the Participant is permitted or required to sell pursuant to Section 11.5 or 11.6 of the LLC Agreement. A "SALE OF THE COMPANY" shall occur if the Company engages in a merger, consolidation, recapitalization, reorganization or sale, lease or transfer of all or substantially all of the Company's assets and (i) the Company and its members and affiliates immediately before such transaction beneficially own, immediately after or as a result of such transaction, equity securities of the surviving or acquiring entity or such entity's parent entity (the "ACQUIROR")

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possessing less of the voting power of the Acquiror or such entity's parent entity than another shareholder or member and (ii) the Company and its members and affiliates immediately before such transaction have fewer representatives on the Board of the Acquirer than another shareholder or member, provided that a Sale of the Company shall not be deemed to occur upon any public offering or series of such offerings of securities of the Company or its affiliates that results in any such change in beneficial ownership.

         3. EXERCISE. In order to exercise the Option with respect to any vested Units hereunder, the Participant shall provide written notice to the Company at its principal executive office. At the time of exercise, the Participant shall pay to the Company the Option price per Unit set forth in SECTION 1 times the number of vested Units as to which the Option is being exercised. The Participant shall make such payment by delivering (a) cash or (b) a check or (c) at the Committee's option, any other consideration that the Committee determines is consistent with the Plan and applicable law. If the Option is exercised in full, the Participant shall surrender this Agreement to the Company for cancellation. If the Option is exercised in part, the Participant shall surrender this Agreement to the Company so that the Company may make appropriate notation hereon or cancel this Agreement and issue a new agreement representing the unexercised portion of the Option.

         Prior to acquiring any of the Units pursuant to the Option, the Participant shall execute and deliver the Special Unit Acquisition, Ownership and Redemption Agreement attached as EXHIBIT A to the Plan and the LLC Agreement.

         4. WHO MAY EXERCISE. The Option shall be exercisable during the lifetime of the Participant only by the Participant. To the extent exercisable after the Participant's death, the Option shall be exercised only by the Participant's representatives, executors, successors or beneficiaries.

         5. EXPIRATION OF OPTION. The Option shall expire, and shall not be exercisable with respect to any vested Units hereunder as to which the Option has not been exercised, on the 10th anniversary of the Award Date, whether or not the Participant continues to be employed with the Company or its Subsidiaries; PROVIDED, HOWEVER, that (a) if the Participant is terminated for dishonesty or other acts detrimental to the interests of the Company or its Subsidiaries, or for willful and continuing failure to perform his or her duties, the Committee may, by written notice to the Participant, immediately terminate the Option or (b) if the Participant's employment is terminated by the Company for any reason (other than as set forth in subsection (a), above) or by the Participant for any reason and, thereafter, the Participant Competes (as hereinafter defined) with the Company or its Subsidiaries, the Option shall expire at the end of the sixth month following the date on which the Participant begins to Compete with the Company or its Subsidiaries or the date on which the Participant solicit's such employees to leave the employ of the Company or its Subsidiaries. The Option shall expire, and shall not be exercisable, with respect to any unvested Units hereunder and with respect to any Units as to which the Exercise Price exceeds the Fair Market Value (determined as of the date of such termination), immediately upon the termination of the Participant's employment with the Company for any reason or when the Participant ceases to be a Director of the Company for any reason.



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         For purposes of this Section 5, the term "Compete" shall mean, directly or indirectly (i) to be engaged in or have financial interest (other than an ownership position of less than 5% in any company whose share are publicly traded or any non-voting non-convertible debt securities in any company) in any business which directly competes with the business of the Company or any of its Subsidiaries or (ii) to solicit or offer employment to any person who has been employed by the Company or any of its Subsidiaries at any time during the 12 months immediately preceding such solicitation.

         6. TAX WITHHOLDING. Any provision of this Agreement to the contrary notwithstanding, the Company may take such steps as it deems necessary or desirable for the withholding of any taxes that it is required by law or regulation of any governmental authority, federal, state or local, domestic or foreign, to withhold in connection with any of the Units subject hereto.

         7. TRANSFER OF OPTION. The Participant shall not, directly or indirectly, sell, transfer, pledge, encumber or hypothecate ("TRANSFER") the Option or the rights and privileges pertaining thereto other than by will or the laws of descent and distribution. Any permitted transferee to whom the Participant shall Transfer the Option pursuant to this Section 7 shall agree to be bound by this Agreement. The Option is not liable for or subject to, in whole or in part, the debts, contracts, liabilities or torts of the Participant, nor shall it be subject to garnishment, attachment, execution, levy or other legal or equitable process.

         8. CERTAIN LEGAL RESTRICTIONS. The Company shall not be obligated to sell or issue any Units upon the exercise of the Option or otherwise unless the issuance and delivery of such Units shall comply with all relevant provisions of law and other legal requirements including, without limitation, any applicable federal or state securities laws. As a condition to the exercise of the Option or the sale by the Company of any additional Units to the Participant, the Company may require the Participant to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of applicable federal or state securities laws. The Company shall not be liable for refusing to sell or issue any Units if the Company cannot obtain authority from the appropriate regulatory bodies deemed by the Company to be necessary to lawfully sell or issue such Units. In addition, the Company shall have no obligation to the Participant, express or implied, to list, register or otherwise qualify any of the Participant's Units. The Units issued upon the exercise of the Option may not be transferred except in accordance with applicable federal or state securities laws. At the Company's option, the certificate evidencing Units issued to the Participant may be legended as follows:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED OR PLEDGED EXCEPT IN COMPLIANCE WITH THE REQUIREMENTS OF SUCH ACT AND THE APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.



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         9. PLAN INCORPORATED. The Participant accepts the Option herein subject to all the provisions of the Plan, which are incorporated herein, including the provisions that authorize the Committee to administer and interpret and make adjustments pursuant to the Plan and that provide that the Committee's decisions, determinations and interpretations with respect to the Plan are final and conclusive on all persons affected thereby. Except as otherwise set forth in this Agreement, terms defined in the Plan have the same meanings herein.

         10. MISCELLANEOUS. (a) The granting of the Option herein shall impose no obligation upon the Participant to exercise the Option or any part thereof. Nothing herein contained shall affect the right of the Company to terminate the Participant at any time, with or without cause, or shall be deemed to create any rights to employment on the part of the Participant.

                  (b) The rights and obligations arising under this Agreement are not intended to and do not affect the employment relationship or other relationship that otherwise exists between the Company and the Participant, whether such employment relationship is at will or defined by an employment contract, or otherwise.

                  (c) Neither the Participant nor any person claiming under or through the Participant shall be or shall have any of the rights or privileges of a member of the Company in respect of any of the Units issuable upon the exercise of the Option herein unless and until such Units shall have been issued and delivered to the Participant or such Participant's agent.

                  (d) Any notice to be given to the Company under the terms of this Agreement or any delivery of the Option herein to the Company shall be addressed to the Company at its principal executive offices, and any notice to be given to the Participant shall be addressed to the Participant at the address set forth beneath his or her signature hereto, or at such other address for a party as such party may hereafter designate in writing to the other. Any such notice shall be deemed to have been duly given if mailed, postage prepaid, addressed as aforesaid.

                  (e) Subject to the limitations herein on the transferability by the Participant of the Option and any Units, this Agreement shall be binding upon and inure to the benefit of the representatives, executors, successors or beneficiaries of the parties hereto.

                  (f) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS ENTERED INTO AND TO BE PERFORMED IN THE STATE OF DELAWARE.

                  (g) If any provision of this Agreement is declared or found to be illegal, unenforceable or void, in whole or in part, then the parties shall be relieved of all obligations arising under such provision, but only to the extent that it is illegal, unenforceable or void, it being the intent and agreement of the parties that this Agreement shall be deemed amended by modifying such provision to the extent necessary to make it legal and enforceable while preserving its intent or, if that is not possible, by substituting therefor another provision that is legal and enforceable and achieves the same objectives.



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                  (h) All section titles and captions in this Agreement are for convenience only, shall not be deemed part of this Agreement, and in no way shall define, limit, extend or describe the scope or intent of any provisions of this Agreement.

                  (i) The parties shall execute all documents, provide all information, and take or refrain from taking all actions as may be necessary or appropriate to achieve the purpose of this Agreement.

                  (j) This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.

                  (k) No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

                  (l) This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart.

                  (m) At any time and from time to time the Committee may execute an instrument providing for modification, extension, or renewal of any outstanding option, provided that no such modification, extension or renewal shall impair the option in any respect without the consent of the holder of the option. Except as provided in the preceding sentence, no supplement, modification or amendment of this Agreement or waiver of any provision of this Agreement shall be binding unless executed in writing by all parties to this Agreement. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision of this Agreement (regardless of whether similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

                  (n) In addition to all other rights or remedies available at law or in equity, the Company shall be entitled to injunctive and other equitable relief to prevent or enjoin any violation of the provisions of this Agreement.

                  (o) The Participant's spouse joins this Agreement for the purpose of agreeing to and accepting the terms of this Agreement and to bind any community property interest he or she has or may have in the Option, any vested portion or any unvested portion of the Option, any Units acquired upon exercise of the Option and any other Units held by the Participant.


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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                  COMPANY:

                                  Consolidated Container Holdings LLC

                                  By:
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                                      By:
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                                         Name:
                                              -----------------------------
                                         Title:
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                                  PARTICIPANT:

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                                  Name:
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                                  Address:
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                                  PARTICIPANT'S SPOUSE:

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                                  Name:
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